UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2014

CALUMET SPECIALTY PRODUCTS PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	000-51734	37-1516132
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2780 Waterfront Pkwy E. Drive

Suite 200

Indianapolis, Indiana 46214

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (317) 328-5660

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 28, 2014, the Board of Directors of Calumet GP, LLC (the “Company”), the general partner of Calumet Specialty Products Partners, L.P. (“Calumet” or the “Partnership”), approved a realignment of senior executive-level responsibilities among the Company’s existing senior leadership team, effective immediately. The Board of Directors believes these actions will further equip the senior leadership team to actively manage the significant growth and increasing complexity of Calumet’s business in recent years.

In accordance with the realignment, the Board of Directors has streamlined the Company’s management structure to include four executive vice presidents who will report directly to F. William Grube, the Company’s chief executive officer.

Jennifer G. Straumins, age 41, has been appointed executive vice president – strategy and development. Ms. Straumins had served as the president and chief operating officer of the Company, positions which have been eliminated under the realignment, since 2011.

R. Patrick Murray, II, age 43, has been appointed executive vice president, chief financial officer and secretary. Mr. Murray previously served as the Company’s senior vice president, chief financial officer and secretary and has served as the chief financial officer of the Company or the Partnership’s predecessor since 1999.

Timothy R. Barnhart, age 54, has been appointed executive vice president – operations. Mr. Barnhart previously served as the Company’s senior vice president – operations and has led oversight of the Partnership’s plant operations since 2009.

William A. Anderson, age 46, has been appointed executive vice president – sales. Mr. Anderson previously served as vice president – marketing and new products since October 2012 and as vice president – sales and marketing from September 2005 through October 2012. Mr. Anderson received his B.A. in Communications from DePauw University.

The additional biographical and other information concerning Ms. Straumins, Mr. Murray and Mr. Barnhart required by Item 5.02(c) of Form 8-K was previously reported in the Partnership’s Annual Report on Form 10-K for the year ended December 31, 2013, filed on March 3, 2014, and is incorporated herein by reference.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALUMET SPECIALITY PRODUCTS PARTNERS, L.P.

	By:	CALUMET GP, LLC, its General Partner

Date: October 28, 2014	By:	/s/ R. Patrick Murray, II
	Name:	R. Patrick Murray, II
	Title:	Executive Vice President, Chief Financial Officer and Secretary

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